EXHIBIT 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                         TO THE HOLDERS OF:
BANK OF                        Corporate Bond-Backed Certificates
   NEW                         Series 1998-CAT-1
  YORK                         Class A-1 Certificates
                                CUSIP NUMBER: 219-87H-AQ8


in accordance with the Standard Terms and Conditions of Trust,
The Bank of New York, as trustee submits the following cash
basis statement for the period ending:                        September 01, 2009

INTEREST ACCOUNT
Balance as of March 02, 2009......................                        $0.00
      Scheduled Income received on securities.....                  $808,670.00
      Unscheduled Income received on securities...                        $0.00
      Interest Received on sale of securities.....                        $0.00
LESS:
      Distribution to Class A-1
Holders........................................... $805,670.00
      Trustee Fees................................   $2,250.00

      Fees allocated for third party expenses.....     $750.00
Balance as of September 01, 2009                      Subtotal            $0.00


PRINCIPAL ACCOUNT
Balance as of March 02, 2009..................................            $0.00
      Scheduled Principal payment received on securities......    $1,035,080.00
      Principal received on sale of securities................            $0.00
LESS:
      Distribution to Class A-1 Holders.......................    $1,035,080.00
      Distribution to Swap Counterparty.......................            $0.00
Balance as of September 01, 2009                      Subtotal            $0.00
                                                      Balance             $0.00

              UNDERLYING SECURITIES HELD AS OF: September 01, 2009
                          $50,000,000 7.375% Debentures

                                    Issued by

                                 CATERPILLAR INC

                              CUSIP# : 149-123-BE0